UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2015

SABRE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices)	(Zip Code)
(682) 605-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On July 1, 2015, Sabre Corporation ("Sabre") filed a Current Report on Form 8-K (the "Initial Report"), disclosing that it had completed the acquisition by its wholly-owned subsidiary, Sabre Technology Enterprises II Ltd. ("Purchaser"), of all of the shares of capital stock of Abacus International Pte Ltd ("AIPL") held by Abacus International Holdings Ltd ("Seller"), pursuant to the terms of a Share Purchase Agreement, dated as of May 14, 2015, between Seller and Purchaser.
In addition, in July and August 2015, AIPL completed the acquisition of the remaining interest in two national marketing companies, Abacus Distribution Systems (Hong Kong) ("Hong Kong NMC") and Abacus Travel Systems (Singapore) ("Singapore NMC"), and also executed an agreement to acquire the remaining interest in a third national marketing company, Abacus Distribution Systems Sdn Bhd (Malaysia) ("Malaysia NMC" and, together with the Hong Kong NMC and the Singapore NMC, the "NMCs") (the NMCs together with AIPL, "Abacus"). AIPL previously owned minority interests in the Hong Kong NMC and the Singapore NMC and owns a minority interest in the Malaysia NMC as of the date hereof. The acquisition of the remaining interest in the Malaysia NMC is expected to close in September 2015.
This Form 8-K/A amends the Initial Report to include the historical financial statements of AIPL required by Item 9.01(a) of Form 8-K that were excluded from the Initial Report in reliance on the instructions to such items. We have omitted the historical financial statements of the NMCs, which individually and in the aggregate (i) represent an insignificant investment for Sabre, (ii) are insignificant to Sabre’s overall assets as of December 31, 2014 and income for the year ended December 31, 2014, and (iii) are insignificant to the acquisition of Abacus as a whole. This Form 8-K/A also amends the Initial Report to include the unaudited pro forma condensed combined financial information for Abacus required by 9.01(b) of Form 8-K that was excluded from the Initial Report in reliance on the instructions to such items.
Forward-Looking Statements
Statements made in this Current Report on Form 8-K/A under that are not statements of historical or current facts constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, future acquisitions and related activities, anticipated events or trends and similar expressions concerning matters that are not historical facts, such as statements regarding the closing of the acquisition of the Malaysia NMC, the timing and result of the purchase price allocation for Abacus, and the recognition of a gain from remeasuring our interest in AIPL. In many cases, you can identify forward-looking statements by terms such as “expects,” “may,” “will,” “should,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or the negative of these terms or other comparable terminology. The forward-looking statements are based on Sabre’s current expectations and assumptions regarding its business, the economy and other future conditions and are subject to risks, uncertainties and changes in circumstances that may cause events or our actual activities or results to differ significantly from those expressed in any forward-looking statement. Although Sabre believes that the expectations reflected in the forward-looking statements are reasonable, Sabre cannot guarantee future events, results, actions, levels of activity, performance or achievements. You are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, Sabre undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date they are made. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, including, but not limited to, those factors described in Part I, Item 1A, “Risk Factors” in Sabre’s Annual Report on Form 10-K for the year ended December 31, 2014 and in Part II, Item 1A, “Risk Factors” in Sabre’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, each of which has been filed with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.
(a)     Financial Statements of Businesses Acquired. The audited consolidated financial statements of AIPL as of and for the year ended December 31, 2014 are attached as Exhibit 99.1 and incorporated by reference into this Item 9.01(a). These consolidated financial statements were prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.
(b)     Pro Forma Financial Information. The following unaudited pro forma information related to Sabre, AIPL and the NMCs in the aggregate is attached as Exhibit 99.3 and incorporated by reference into this Item 9.01(b):
(i)Unaudited pro forma combined balance sheet as of June 30, 2015.
(ii)Unaudited pro forma combined statement of operations for the six months ended June 30, 2015.
(iii)Unaudited pro forma combined statement of operations for the year ended December 31, 2014.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of KPMG LLP.
23.2	Consent of Deloitte Touche Tohmatsu LLC.
99.1	Audited consolidated financial statements and related notes thereto of AIPL for the year ended December 31, 2014.
99.2	Independent auditors' report dated August 21, 2015, with respect to the financial statements of Infini Travel Information, Inc. as of and for the year ended March 31, 2015.
99.3
Unaudited pro forma combined balance sheet as of June 30, 2015, unaudited pro forma combined statements of operations for the six months ended June 30, 2015 and for the year ended December 31, 2014, and related notes thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sabre Corporation

Dated:	September 11, 2015	By:	/s/ Richard A. Simonson
		Name:	Richard A. Simonson
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of KPMG LLP.
23.2	Consent of Deloitte Touche Tohmatsu LLC.
99.1	Audited consolidated financial statements and related notes thereto of AIPL for the year ended December 31, 2014.
99.2	Independent auditors' report dated August 21, 2015, with respect to the financial statements of Infini Travel Information, Inc. as of and for the year ended March 31, 2015.
99.3
Unaudited pro forma combined balance sheet as of June 30, 2015, unaudited pro forma combined statements of operations for the six months ended June 30, 2015 and for the year ended December 31, 2014, and related notes thereto.